Rule 497(e)
File Nos. 333-72042; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT ELEVEN

333-72042    HV-3574 - PremierSolutions Standard
333-72042    HV-5244 - PremierSolutions Standard (Series II)
333-72042    HV-5795 - PremierSolutions Standard (Series A)
333-72042    HV-6779 - PremierSolutions Standard (Series A-II)
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Supplement dated August 1, 2023 to your Prospectus dated May 1, 2023
This Supplement dated August 1, 2023 amends certain information contained in the Prospectus dated May 1, 2023.
Appendix A – Underlying Funds
Effective immediately, the Subadviser for the MassMutual Mid Cap Growth Fund– Class R4 shown in the Appendix A – Underlying Funds section of the Prospectus dated May 1, 2023 is updated as follows.
All other information contained in the Appendix A – Underlying Funds section of the Prospectus dated May 1, 2023 remains unchanged.
FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2022)
			1 YEAR	5 YEAR (or since inception)	10 YEAR (or since inception)
US Fund Mid-Cap Growth	MassMutual Mid Cap Growth Fund - Class R4 Adviser: MML Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.; Frontier Capital Management Company, LLC; T. Rowe Price Investment Management, Inc.	1.10%	-24.41%	6.65%	11.32%
This Supplement must be accompanied by and read in conjunction with the current Prospectus dated May 1, 2023. Please read this Supplement carefully and retain it for future reference.

2023-PROSUPP-12-HV3574_5244_5795_6779